Exhibit 99.1

NEW JERSEY RESOURCES REPORTS FOURTH-QUARTER AND FISCAL 2021 RESULTS
AFFIRMS FISCAL 2022 GUIDANCE AND UPDATES LONG-TERM PROJECTED GROWTH RATE

WALL, N.J., November 18, 2021 — Today, New Jersey Resources Corporation (NYSE: NJR) reported results for the fourth-quarter and fiscal 2021. Highlights include:

•	Consolidated net income of $117.9 million for fiscal 2021 compared with $163.0 million in fiscal 2020
•	Consolidated net financial earnings (NFE), a non-GAAP financial measure of $207.7 million for fiscal 2021 , or $2.16 per share, compared with NFE of $165.3 million, or $1.74 per share, in fiscal 2020
•
Affirmed fiscal 2022 net financial earnings per share (NFEPS) guidance range of $2.20 to $2.30 and narrowed long-term projected NFEPS growth rate to 7 to 9 percent, from previous range of 6 to 10 percent

•	Increased annual dividend by nine percent to $1.45 per share
•	New Jersey Natural Gas (NJNG) received approval from the BPU on the settlement of its rate case authorizing a $79.0 million increase to its base rates
•	The Southern Reliability Link (SRL) was placed in service in fiscal 2021
•	NJNG's Hydrogen project was completed and began producing green hydrogen in October 2021

Fourth-quarter fiscal 2021 net (loss)/income totaled $(1.1) million, or $(0.01) per share, compared with $32.7 million, or $0.34 per share, during the same period in fiscal 2020. Fiscal 2021 net income totaled $117.9 million, or $1.23 per share, compared with $163.0 million, or $1.72 per share, for fiscal 2020.

Fourth-quarter fiscal 2021 NFE totaled $6.6 million, or $0.07 per share, compared to NFE of $43.4 million, or $0.45 per share, during the same period in fiscal 2020. Fiscal 2021 NFE totaled $207.7 million, or $2.16 per share, compared with $165.3 million, or $1.74 per share, for fiscal 2020. The difference between GAAP earnings and NFE is due primarily to a $92.0 million impairment ($74.5 million after considering the related tax effects) of NJR's investment in the PennEast Project, which is excluded from NFE.

"Fiscal 2021 results exceeded the expectations we laid out at our Analyst Day last November, " said Steve Westhoven, President and CEO of NJR. "Strong execution against our plan positions our diversified portfolio of infrastructure assets for long-term growth, creating value for shareowners and meeting the needs of our customers."

Key Performance Metrics

	Three Months Ended September 30,		Twelve Months Ended September 30,
($ in Thousands)	2021	2020	2021	2020
Net income	$(1,133)	$32,707	$117,890	$163,007
Basic EPS	$(0.01)	$0.34	$1.23	$1.72
Net financial earnings	$6,599	$43,429	$207,712	$165,333
Basic net financial earnings per share	$0.07	$0.45	$2.16	$1.74

NJR Reports Fourth Quarter and Fiscal 2021 Results

Effective October 1, 2020, NJR changed its method of accounting for Investment Tax Credits (ITCs) from the flow through method to the deferral method. Our historical financial reporting presented herein has been retrospectively revised to apply this change. For additional details, please refer to our Form 10-K.

A reconciliation of net income to NFE for the three and twelve months ended September 30, 2021, and 2020, is provided below.

	Three Months Ended September 30, 2021		Twelve Months Ended September 30,
(Thousands)	2021	2020	2021	2020
Net income	$(1,133)	$32,707	$117,890	$163,007
Add:
Unrealized loss (gain) on derivative instruments and related transactions	40,576	12,183	54,203	(9,644)
Tax effect	(9,647)	(2,893)	(12,887)	2,296
Effects of economic hedging related to natural gas inventory	(30,150)	2,216	(42,405)	12,690
Tax effect	7,166	(527)	10,078	(3,016)
Impairment of equity method investment	—	—	92,000	—
Tax effect	767	—	(11,167)	—
Net income to NFE tax adjustment	(980)	(257)	—	—
Net financial earnings (loss)	$6,599	$43,429	$207,712	$165,333

Weighted Average Shares Outstanding
Basic	96,198	95,764	96,227	94,798
Diluted	96,198	95,764	96,560	95,103

Basic earnings (loss) per share	$(0.01)	$0.34	$1.23	$1.72
Add:
Unrealized loss (gain) on derivative instruments and related transactions	0.42	0.13	0.56	(0.10)
Tax effect	(0.10)	(0.03)	(0.13)	0.02
Effects of economic hedging related to natural gas inventory	(0.31)	0.02	(0.44)	0.13
Tax effect	0.07	(0.01)	0.10	(0.03)
Impairment of equity method investment	—	—	0.96	—
Tax effect	0.01	—	(0.12)	—
Net income to NFE tax adjustment	(0.01)	—	—	—
Basic net financial earnings (loss) per share	$0.07	$0.45	$2.16	$1.74

NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes impairment charges associated with equity method investments, which are non-cash charges considered unusual in nature that occur infrequently and are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.

NJR Reports Fourth Quarter and Fiscal 2021 Results

A table detailing NFE for the three and twelve months ended September 30, 2021, and 2020, is provided below.

Net Financial Earnings (Loss) by Business Unit

	Three Months Ended September 30,		Twelve Months Ended September 30,
(Thousands)	2021	2020	2021	2020
New Jersey Natural Gas	$(24,214)	$(15,258)	$107,375	$126,902
Clean Energy Ventures	40,861	44,805	16,789	22,111
Storage and Transportation	2,440	7,434	13,046	18,311
Energy Services	(14,384)	1,381	71,117	(7,873)
Home Services and Other	(1,127)	5,109	(826)	5,784
Subtotal	3,576	43,471	207,501	165,235
Eliminations	3,023	(42)	211	98
Total	$6,599	$43,429	$207,712	$165,333

Fiscal 2022 NFE Guidance:

NJR reaffirmed fiscal 2022 NFE guidance of $2.20 to $2.30 per share and, as a result of the progress on our major infrastructure projects, narrowed the expected long-term NFEPS growth range to 7 to 9 percent, from the previous range of 6 to 10 percent, subject to the risk and uncertainties identified below under "Forward-Looking Statements." The following chart represents NJR’s current expected contributions from its subsidiaries for fiscal 2022:

Company	Expected Fiscal 2022 Net Financial Earnings Contribution
New Jersey Natural Gas	60 to 65 percent
Clean Energy Ventures	20 to 23 percent
Storage and Transportation	5 to 10 percent
Energy Services[1]	9 to 11 percent
Home Services and Other	0 to 1 percent
1. Assumes NFEPS contributions from Asset Management Agreements only

In providing fiscal 2022 NFE guidance and narrowing our expected long-term NFEPS growth range, management is aware there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and, therefore, is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts.

New Jersey Natural Gas

NJNG reported fiscal 2021 NFE of $107.4 million, compared to NFE of $126.9 million during fiscal 2020. Fourth-quarter fiscal 2021 net financial loss was $24.2 million, compared to net financial loss of $15.3 million during the same period in fiscal 2020. The decrease for both periods was due to higher O&M expenses primarily related to increased bad debt.

NJR Reports Fourth Quarter and Fiscal 2021 Results

Customer Growth:

•
NJNG added 7,854 new customers during fiscal 2021, compared with 8,349 in fiscal 2020. The lower customer growth was due primarily to the effects of the COVID-19 pandemic. NJNG expects to return to a more typical customer growth rate of 1.7% in fiscal 2022.

Base Rate Filing:

•
On November 17, 2021, NJNG received approval from the New Jersey Board of Public Utilities on its rate case settlement agreement and new rates will be effective on December 1, 2021. Under the approved rate case agreement, NJNG's total annual revenue is expected to increase by $79.0 million. The rate case agreement includes a return on equity of 9.60% with a 54.0% common equity ratio and reflects a rate base of $2.52 billion with an overall rate of return of 6.84%.

Infrastructure Update:

•
The Southern Reliability Link diversifies supply to our customers by providing a new intrastate feed into the southern end of NJNG’s distribution system. Construction was completed and the project was placed in service in August 2021. The recovery of our investment in this project was included in the recently settled rate case.

•
NJNG's Infrastructure Investment Program (IIP) is a five-year, $150 million accelerated recovery program that began in fiscal 2021 and consists of a series of infrastructure projects designed to enhance the safety and reliability of NJNG's natural gas distribution system. In fiscal 2021, NJNG spent $9.4 million under the program to begin work on various distribution system reinforcement projects.

•
The Howell Green Hydrogen Project delivers hydrogen through NJNG's utility distribution pipeline to heat customers' homes and businesses and began commercial operation in October 2021. The recovery of investment in this project was included in the recently settled rate case.

BGSS Incentive Programs:

BGSS incentive programs contributed $13.4 million to utility gross margin, compared with $9.5 million during  fiscal 2020. The higher results for fiscal 2021 were due to improved margins in off-system sales and storage incentives compared to fiscal 2020.

For more information on utility gross margin, please see "Non-GAAP Financial Information" at the end of the press release.

Energy-Efficiency Programs:

On July 1, 2021, NJNG's new three-year, $259 million SAVEGREEN program became effective. SAVEGREEN invested $31.0 million during fiscal 2021 to help customers with energy-efficiency upgrades for their homes and businesses. NJNG recovered $12.4 million of its outstanding investments during  fiscal 2021.

Clean Energy Ventures (CEV)

CEV reported fiscal 2021 NFE of $16.8 million, compared with NFE of $22.1 million during  fiscal 2020.
Fourth-quarter fiscal 2021 NFE was $40.9 million, compared with NFE of $44.8 million during the same period in fiscal 2020.  The decrease in NFE for both periods was due primarily to lower SREC revenue, partially offset by lower depreciation expense. The decrease in depreciation expense is due to an increase in the useful life of CEV's assets.

NJR Reports Fourth Quarter and Fiscal 2021 Results

Storage and Transportation

Storage and Transportation, formerly known as our Midstream reporting segment, reported fiscal 2021 NFE of $13.0 million, compared with NFE of $18.3 million during fiscal 2020. Fourth-quarter fiscal 2021 NFE were $2.4 million, compared with NFE of $7.4 million during the same period in fiscal 2020. The decrease in NFE for both periods was due primarily to lower equity in earnings contributions from our investments in Steckman Ridge and PennEast, and  higher O&M, which was partially offset by increased operating revenues at Leaf River and Adelphia Gateway.

The NFE results exclude a $74.5 million after-tax impairment charge related to NJR's investment in the PennEast Project.

Infrastructure Updates:

•
Adelphia Gateway - During fiscal 2021, Adelphia Gateway received all necessary permits for the second phase of construction on the South Zone. The second phase includes construction of laterals and interconnects.

Energy Services

Energy Services reported fiscal 2021 NFE of $71.1 million, compared with a net financial loss of $7.9 million in fiscal 2020. The increase was due primarily to higher natural gas price volatility in February 2021, as a result of cold weather in regions where Energy Services had contracted rights to storage assets. Fourth-quarter fiscal 2021 net financial loss was $14.4 million, compared with NFE of $1.4 million for the same period last fiscal year. The decrease was due primarily to increased compensation expense and higher O&M expenses related to charitable contributions compared to the same period a year ago.

Home Services and Other Operations

Home Services and Other Operations reported fiscal 2021 net financial loss of $0.8 million, compared with NFE of $5.8 million during fiscal 2020. Fourth-quarter fiscal 2021 net financial loss was $(1.1) million compared with NFE of $5.1 million for the same period in fiscal 2020. The decrease in both periods was due primarily to higher O&M related to increased compensation and technology expenses and one-time income tax benefits that occurred in the fourth quarter of fiscal 2020 that did not reoccur in fiscal 2021.

Capital Expenditures and Cash Flows:

NJR is committed to maintaining a strong financial profile.

•
During fiscal 2021, capital expenditures were $682.9 million, including accruals, of which $468.3 million were related to NJNG, compared with $499.1 million ($1.0 billion including the acquisition of assets), of which $333.9 million were related to NJNG, during fiscal 2020.

•
During fiscal 2021, cash flows from operations were $391.0 million, compared with $213.5 million during the same period of fiscal 2020. The increase was due primarily to increased NFE at Energy Services.

NJR Reports Fourth Quarter and Fiscal 2021 Results

Forward-Looking Statements:

This earnings release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2022, projected NFEPS growth rate, results of future rate cases, forecasted contribution of business segments to NJR’s NFE for fiscal 2022, future NJR and NJNG capital expenditures, infrastructure programs and investments such as SRL, IIP, the Howell Green Hydrogen Project and energy efficiency programs, the ability to operate the Adelphia Gateway Pipeline project, and other legal and regulatory expectations.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this earnings release is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Financial Information:

This earnings release includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.

NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and the impairment on NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.

NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales, expenses and other taxes and regulatory rider expenses, which are key components of NJR’s operations. Natural gas costs, sales, expenses and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on utility gross margin. Management uses these non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of NJR’s performance. Management believes these non-GAAP financial measures are more reflective of NJR’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s most recent Report on Form 10-K, Item 7.

NJR Reports Fourth Quarter and Fiscal 2021 Results

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

•
New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,500 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex and Burlington counties.

•	Clean Energy Ventures invests in, owns and operates solar projects with a total capacity of more than 365 megawatts, providing residential and commercial customers with low-carbon solutions.

•
Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

•
Storage and Transportation serves customers from local distributors and producers to electric generators and wholesale marketers through its ownership of Leaf River and the Adelphia Gateway Pipeline Project, as well as our 50% equity ownership in the Steckman Ridge natural gas storage facility.

•
Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its nearly 1,200 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:
www.njresources.com.
Follow us on Twitter @NJNaturalGas.
“Like” us on facebook.com/NewJerseyNaturalGas.

NJR Reports Fourth Quarter and Fiscal 2021 Results

NEW JERSEY RESOURCES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
(Thousands, except per share data)	2021	2020	2021	2020
OPERATING REVENUES
Utility	$97,937	$84,548	$731,459	$729,923
Nonutility	434,591	315,496	1,425,154	1,223,745
Total operating revenues	532,528	400,044	2,156,613	1,953,668
OPERATING EXPENSES
Gas purchases
Utility	36,569	26,789	247,734	275,831
Nonutility	356,721	220,304	1,096,920	1,022,805
Related parties	1,850	1,535	7,013	6,083
Operation and maintenance	101,126	79,425	366,905	278,143
Regulatory rider expenses	3,734	1,993	38,304	34,529
Depreciation and amortization	29,410	27,343	111,387	107,368
Total operating expenses	529,410	357,389	1,868,263	1,724,759
OPERATING (LOSS) INCOME	3,118	42,655	288,350	228,909
Other income, net	10,656	13,618	24,597	23,878
Interest expense, net of capitalized interest	19,876	17,180	78,559	67,597
(LOSS) INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF AFFILIATES	(6,102)	39,093	234,388	185,190
Income tax (benefit) provision	(4,427)	10,506	33,286	36,494
Equity in earnings of affiliates	542	4,120	(83,212)	14,311
NET (LOSS) INCOME	$(1,133)	$32,707	$117,890	$163,007

(LOSS) EARNINGS PER COMMON SHARE
Basic	$(0.01)	$0.34	$1.23	$1.72
Diluted	$(0.01)	$0.34	$1.22	$1.71

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	96,198	95,933	96,227	94,798
Diluted	96,198	95,933	96,560	95,103

NJR Reports Fourth Quarter and Fiscal 2021 Results

RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES
(Unaudited)

	Three Months Ended		Twelve Months Ended
	September 30,		September 30,
(Thousands)	2021	2020	2021	2020
NEW JERSEY RESOURCES

A reconciliation of net (loss) income, the closest GAAP financial measurement, to net financial earnings is as follows:

Net (loss) income	$(1,133)	$32,707	$117,890	$163,007
Add:
Unrealized loss (gain) on derivative instruments and related transactions	40,576	12,183	54,203	(9,644)
Tax effect	(9,647)	(2,893)	(12,887)	2,296
Effects of economic hedging related to natural gas inventory	(30,150)	2,216	(42,405)	12,690
Tax effect	7,166	(527)	10,078	(3,016)
Impairment of equity method investment	—	—	92,000	—
Tax effect	767	—	(11,167)	—
Net income to NFE tax adjustment	(980)	(257)	—	—
Net financial (loss) earnings	$6,599	$43,429	$207,712	$165,333

Weighted Average Shares Outstanding
Basic	96,198	95,933	96,227	94,798
Diluted	96,198	95,933	96,560	95,103

A reconciliation of basic earnings per share, the closest GAAP financial measurement, to basic net financial earnings per share is as follows:

Basic (loss) earnings per share	$(0.01)	$0.34	$1.23	$1.72
Add:
Unrealized loss (gain) on derivative instruments and related transactions	$0.42	$0.13	$0.56	$(0.10)
Tax effect	$(0.10)	$(0.03)	$(0.13)	$0.02
Effects of economic hedging related to natural gas inventory	$(0.31)	$0.02	$(0.44)	$0.13
Tax effect	$0.07	$(0.01)	$0.10	$(0.03)
Impairment of equity method investment	$—	$—	$0.96	$—
Tax effect	$0.01	$—	$(0.12)	$—
Net income to NFE tax adjustment	$(0.01)	$—	$—	$—
Basic NFE per share	$0.07	$0.45	$2.16	$1.74

NATURAL GAS DISTRIBUTION

A reconciliation of operating revenue, the closest GAAP financial measurement, to utility gross margin is as follows:

Operating revenues	$98,274	$84,548	$731,796	$729,923
Less:
Gas purchases	38,842	29,113	260,714	287,307
Regulatory rider expense	3,734	1,993	38,304	34,529
Utility gross margin	$55,698	$53,442	$432,778	$408,087

NJR Reports Fourth Quarter and Fiscal 2021 Results

	Three Months Ended		Twelve Months Ended
(Unaudited)	September 30,		September 30,
(Thousands)	2021	2020	2021	2020
ENERGY SERVICES

The following table is a computation of financial margin:

Operating revenues	$334,780	$212,760	$1,228,420	$1,030,419
Less: Gas purchases	357,133	220,882	1,098,261	1,024,579
Add:
Unrealized loss (gain) on derivative instruments and related transactions	45,011	12,723	58,362	(8,583)
Effects of economic hedging related to natural gas inventory	(30,150)	2,216	(42,405)	12,690
Financial margin	$(7,492)	$6,817	$146,116	$9,947

A reconciliation of operating income, the closest GAAP financial measurement, to financial margin is as follows:

Operating (loss) income	$(32,186)	$(12,216)	$79,163	$(11,651)
Add:
Operation and maintenance expense	9,805	4,055	50,885	17,368
Depreciation and amortization	28	39	111	123
Subtotal	(22,353)	(8,122)	130,159	5,840
Add:
Unrealized loss (gain) on derivative instruments and related transactions	45,011	12,723	58,362	(8,583)
Effects of economic hedging related to natural gas inventory	(30,150)	2,216	(42,405)	12,690
Financial margin	$(7,492)	$6,817	$146,116	$9,947

A reconciliation of net income to net financial earnings is as follows:

Net (loss) income	$(24,731)	$(9,753)	$58,957	$(11,008)
Add:
Unrealized loss (gain) on derivative instruments and related transactions	45,011	12,723	58,362	(8,583)
Tax effect	(10,700)	(3,021)	(13,875)	2,044
Effects of economic hedging related to natural gas	(30,150)	2,216	(42,405)	12,690
Tax effect	7,166	(527)	10,078	(3,016)
Net income to NFE tax adjustment	(980)	(257)	—	—
Net financial (loss) earnings	$(14,384)	$1,381	$71,117	$(7,873)

STORAGE AND TRANSPORTATION

A reconciliation of net income to net financial earnings is as follows:

Net (loss) income	$1,673	$7,434	$(67,787)	$18,311
Add:
Impairment of equity method investment	—	—	92,000	—
Tax effect	767	—	(11,167)	—
Net financial earnings	$2,440	$7,434	$13,046	$18,311

NJR Reports Fourth Quarter and Fiscal 2021 Results

FINANCIAL STATISTICS BY BUSINESS UNIT
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
(Thousands, except per share data)	2021	2020	2021	2020
NEW JERSEY RESOURCES

Operating Revenues
Natural Gas Distribution	$98,274	$84,548	$731,796	$729,923
Clean Energy Ventures	69,048	77,014	95,275	102,617
Energy Services	334,780	212,760	1,228,420	1,030,419
Storage and Transportation	12,341	12,717	51,020	44,728
Home Services and Other	13,567	13,376	52,229	51,017
Sub-total	528,010	400,415	2,158,740	1,958,704
Eliminations	4,518	(371)	(2,127)	(5,036)
Total	$532,528	$400,044	$2,156,613	$1,953,668

Operating Income (Loss)
Natural Gas Distribution	$(21,281)	$(12,703)	$148,993	$173,412
Clean Energy Ventures	54,014	63,426	37,993	46,978
Energy Services	(32,186)	(12,216)	79,163	(11,651)
Storage and Transportation	595	5,436	10,659	12,451
Home Services and Other	(4,091)	(2,673)	4,033	3,062
Sub-total	(2,949)	41,270	280,841	224,252
Eliminations	6,067	1,385	7,509	4,656
Total	$3,118	$42,655	$288,350	$228,909

Equity in Earnings of Affiliates
Storage and Transportation	$964	$4,703	$(81,072)	$15,903
Eliminations	(422)	(583)	(2,140)	(1,592)
Total	$542	$4,120	$(83,212)	$14,311

Net Income (Loss)
Natural Gas Distribution	$(24,214)	$(15,258)	$107,375	$126,902
Clean Energy Ventures	40,861	44,805	16,789	22,111
Energy Services	(24,731)	(9,753)	58,957	(11,008)
Storage and Transportation	1,673	7,434	(67,787)	18,311
Home Services and Other	(1,127)	5,109	(826)	5,784
Sub-total	(7,538)	32,337	114,508	162,100
Eliminations	6,405	370	3,382	907
Total	$(1,133)	$32,707	$117,890	$163,007

Net Financial Earnings (Loss)
Natural Gas Distribution	$(24,214)	$(15,258)	$107,375	$126,902
Clean Energy Ventures	40,861	44,805	16,789	22,111
Energy Services	(14,384)	1,381	71,117	(7,873)
Storage and Transportation	2,440	7,434	13,046	18,311
Home Services and Other	(1,127)	5,109	(826)	5,784
Sub-total	3,576	43,471	207,501	165,235
Eliminations	3,023	(42)	211	98
Total	$6,599	$43,429	$207,712	$165,333

Throughput (Bcf)
NJNG, Core Customers	17.8	17.6	91.4	97.0
NJNG, Off System/Capacity Management	26.9	34.1	101.3	118.4
Energy Services Fuel Mgmt. and Wholesale Sales	89.5	121.6	382.0	526.7
Total	134.2	173.3	574.7	742.1

Common Stock Data
Yield at September 30	4.2%	4.9%	4.2%	4.9%
Market Price at September 30	$34.81	$27.02	$34.81	$27.02
Shares Out. at September 30	95,710	95,949	95,710	95,949
Market Cap. at September 30	$3,331,653	$2,592,547	$3,331,653	$2,592,547

NJR Reports Fourth Quarter and Fiscal 2021 Results

(Unaudited)	Three Months Ended September 30,		Twelve Months Ended September 30,
(Thousands, except customer and weather data)	2021	2020	2021	2020
NATURAL GAS DISTRIBUTION

Utility Gross Margin
Operating revenues	$98,274	$84,548	$731,796	$729,923
Less:
Gas purchases	38,842	29,113	260,714	287,307
Regulatory rider expense	3,734	1,993	38,304	34,529
Total Utility Gross Margin	$55,698	$53,442	$432,778	$408,087

Utility Gross Margin, Operating Income and Net Income
Residential	$29,947	$30,408	$288,723	$275,033
Commercial, Industrial & Other	10,578	8,190	64,950	57,929
Firm Transportation	10,518	10,416	61,870	60,199
Total Firm Margin	51,043	49,014	415,543	393,161
Interruptible	1,192	1,675	3,820	5,455
Total System Margin	52,235	50,689	419,363	398,616
Off System/Capacity Management/FRM/Storage Incentive	3,463	2,753	13,415	9,471
Total Utility Gross Margin	55,698	53,442	432,778	408,087
Operation and maintenance expense	55,472	47,448	203,740	162,792
Depreciation and amortization	21,507	18,697	80,045	71,883
Operating Income	$(21,281)	$(12,703)	$148,993	$173,412

Net Income	$(24,214)	$(15,258)	$107,375	$126,902

Net Financial Earnings	$(24,214)	$(15,258)	$107,375	$126,902

Throughput (Bcf)
Residential	3.3	3.4	46.2	44.6
Commercial, Industrial & Other	0.7	0.6	8.6	8.2
Firm Transportation	1.6	1.6	13.7	13.3
Total Firm Throughput	5.6	5.6	68.5	66.1
Interruptible	12.2	12.0	22.9	30.9
Total System Throughput	17.8	17.6	91.4	97.0
Off System/Capacity Management	26.9	34.1	101.3	118.4
Total Throughput	44.7	51.7	192.7	215.4

Customers
Residential	502,546	497,779	502,546	497,779
Commercial, Industrial & Other	30,615	28,735	30,615	28,735
Firm Transportation	30,697	31,604	30,697	31,604
Total Firm Customers	563,858	558,118	563,858	558,118
Interruptible	27	29	27	29
Total System Customers	563,885	558,147	563,885	558,147
Off System/Capacity Management*	20	19	20	19
Total Customers	563,905	558,166	563,905	558,166
*The number of customers represents those active during the last month of the period.
Degree Days
Actual	8	595	4,247	4,208
Normal	29	488	4,541	4,556
Percent of Normal	27.6	121.9	93.5	92.4

NJR Reports Fourth Quarter and Fiscal 2021 Results

(Unaudited)	Three Months Ended September 30,		Twelve Months Ended September 30,
(Thousands, except customer, SREC, TREC and megawatt)	2021	2020	2021	2020
CLEAN ENERGY VENTURES

Operating Revenues
SREC sales	$58,898	$69,301	$65,434	$81,134
TREC sales	1,496	1,384	4,571	1,384
Solar electricity sales and other	5,878	3,676	14,491	9,930
Sunlight Advantage	2,776	2,653	10,779	10,169
Total Operating Revenues	$69,048	$77,014	$95,275	$102,617

Depreciation and Amortization	$5,249	$5,633	$20,567	$25,329

Operating (Loss)	$54,014	$63,426	$37,993	$46,978

Income Tax (Benefit)	$12,296	$19,386	$5,048	$11,034

Net (Loss)	$40,861	$44,805	$16,789	$22,111

Net Financial (Loss)	$40,861	$44,805	$16,789	$22,111

Solar Renewable Energy Certificates Generated	130,847	136,067	406,118	389,716

Solar Renewable Energy Certificates Sold	300,530	345,420	333,025	408,100

Transition Renewable Energy Certificates Generated	10,561	9,270.0	31,767	9,270.0

Solar Megawatts Under Construction	59.3	32.5	59.3	32.5

ENERGY SERVICES

Operating Income
Operating revenues	$334,780	$212,760	$1,228,420	$1,030,419
Less:
Gas purchases	357,133	220,882	1,098,261	1,024,579
Operation and maintenance expense	9,805	4,055	50,885	17,368
Depreciation and amortization	28	39	111	123
Operating (Loss) Income	$(32,186)	$(12,216)	$79,163	$(11,651)

Net (Loss) Income	$(24,731)	$(9,753)	$58,957	$(11,008)

Financial Margin	$(7,492)	$6,817	$146,116	$9,947

Net Financial (Loss) Earnings	$(14,384)	$1,381	$71,117	$(7,873)

Gas Sold and Managed (Bcf)	89.5	121.6	382.0	526.7

STORAGE AND TRANSPORTATION

Operating Revenues	$12,341	$12,717	$51,020	$44,728

Equity in Earnings of Affiliates	$964	$4,703	$(81,072)	$15,903

Operation and Maintenance Expense	$8,765	$4,460	$29,135	$21,862

Other Income, Net	$1,796	$927	$5,931	$7,328

Interest Expense	$2,851	$2,838	$13,348	$13,124

Income Tax (Benefit) Provision	$(1,169)	$794	$(10,043)	$4,247

Net (Loss) Income	$1,673	$7,434	$(67,787)	$18,311

Net Financial Earnings	$2,440	$7,434	$13,046	$18,311

HOME SERVICES AND OTHER

Operating Revenues	$13,567	$13,376	$52,229	$51,017

Operating Income	$(4,091)	$(2,673)	$4,033	$3,062

Other Expense, Net	$1,602	$(15,203)	$(1,001)	$5,177

Net (Loss) Income	$(1,127)	$5,109	$(826)	$5,784

Net Financial (Loss) Earnings	$(1,127)	$5,109	$(826)	$5,784

Total Service Contract Customers at September 30	105,720	107,224	105,720	107,224